                                                                    Exhibit 99.3


[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

[]   MERGER OF EQUALS
-------------------------------------------------------------------------------
-    MERGING AMERICAN GENERAL HOSPITALITY

        CORPORATION AND CAPSTAR HOTEL COMPANY

-    FORMING THE FIRST LODGING "PAPER CLIP"

     REIT/C-CORP STRUCTURE

-    RESULT --
     MERISTAR HOSPITALITY CORPORATION (REIT)
     AND MERISTAR HOTELS & RESORTS, INC. (OpCo)



[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

HIGHLIGHTS
-------------------------------------------------------------------------------

n $3.0 BILLION TOTAL MARKET CAP
n THIRD LARGEST HOTEL REIT
n SECOND LARGEST MANAGEMENT COMPANY
n UNIQUE PAPER CLIP STRUCTURE
n COMPLEMENTARY FULL-SERVICE HOTEL PORTFOLIOS n MELDS HIGHLY EXPERIENCED MANAGEMENT TEAMS n LARGE CONSOLIDATOR CAPABILITY n ACCRETIVE TO BOTH COMPANIES' SHAREHOLDERS



[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

MARCH 1998

MERGER OF EQUALS

n MERGING AMERICAN GENERAL HOSPITALITY
n FORMING THE FIRST LODGING "PAPER CLIP" n MERISTAR HOSPITALITY CORPORATION (REIT) AND MERISTAR HOTELS & RESORTS, INC.
(OPCO)



COMBINED COMPANIES
-------------------------------------------------------------------------------

                                   HOTELS              NO. OF ROOMS
                            | | 110 OWNED                  27,739
                             o  100 MANAGED AND/OR         16,238
                                    LEASED

                                210 TOTAL                  43,977




          [MAP OF U.S.]

                                             *HEADQUARTERS WILL BE
                                              IN WASHINGTON, D.C.


[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

[] STRUCTURE OF THE MERGER
-------------------------------------------------------------------------------


                                                  MERGED REIT

[LOGO]                     2. MERGE               [] 54 HOTELS (AGT)
AMERICAN                    REAL ESTATE           [] 56 HOTELS (CHO)
GENERAL                                              ---------
HOSPITALITY                                          110 TOTAL
CORPORATION

                                                  PAPER CLIPPED OPCO


                                                  [] 102 MERGED REIT LEASES
[LOGO]                                            [] 100 THIRD PARTY
CAPSTAR HOTEL                                            LEASES/MGMT.
COMPANY                                                  CONTRACTS
                                                         ---------
                                                     202 TOTAL
   1.     SPIN OFF
         OPERATING
          COMPANY

                         3.   ACQUIRE
                           LESSEE/MANAGER


[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

STOCK CONVERSIONS
------------------------------------------------------------------------------

         1 SHARE                                  1 SHARE
           CHO                                      AGT

1 SHARE              1 SHARE                      0.8475 SHARES


         C-CORP                                    MERGED
                                                    REIT




[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

MERGER OF EQUALS
-------------------------------------------------------------------------------


[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION





54 (12,801 ROOMS)             OWNED HOTELS             56 (14,938 ROOMS)
15 *(2,934 ROOMS)         MANAGEMENT CONTRACTS         40 (6,912 ROOMS)
--                               LEASES                45 (6,392 ROOMS)
$1.4 BILLION               CURRENT MARKET CAP          $1.7 BILLION
$1 BILLION                RECENT ACQUISITIONS          $1 BILLION




*AGHI MANAGED HOTELS

STRATEGIC RATIONALE FOR SHAREHOLDERS
------------------------------------------------------------------------------

[] DOUBLES OWNED PORTFOLIO              [] LOWER CAPITAL COSTS
[] SOURCE OF DEALS AND CONTRACTS        [] GREATER PUBLIC FLOAT
[] COST SAVINGS                         [] MULTIPLE GROWTH OPPORTUNITIES
[] SIGNIFICANT OPERATING UPSIDE         [] MARKETING SYNERGIES



[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

[] STRONG PORTFOLIO PERFORMANCE
-------------------------------------------------------------------------------

NO. OF HOTELS

100                                                    1997

 80                                                8,196 ROOMS     REVPAR
                                                                   9.1%
 60                        1996      REVPAR       14,503 ROOMS     REVPAR
                                     9.6%                          10.0%
 40                    3,858 ROOMS

 20                    5,166 ROOMS   REVPAR
                                     12.3%
  0
                       AMERICAN GENERAL           CAPSTAR



[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

INTERNAL GROWTH - PRODUCT IMPROVEMENTS
-------------------------------------------------------------------------------
$ IN MILLIONS


160                                                 $156.8


120                                                 $54.0

                                  $93.3            $102.8
80
                                 $58.1

40            $32.8

              $10.9              $35.2
              $21.9
0
               1996               1997                1998

                [] AMERICAN GENERAL                 [] CAPSTAR


[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

PAPER CLIP STRUCTURE HIGHLIGHTS
-------------------------------------------------------------------------------

[] TWO SEPARATELY TRADED PUBLIC COMPANIES

[] MERISTAR HOSPITALITY CORPORATION OWNS THE REAL ESTATE; MERISTAR HOTELS AND
   RESORTS, INC. LEASES AND MANAGES HOTELS

[] OVERLAPPING BUT SEPARATE MANAGEMENT TEAMS AND BOARDS OF DIRECTORS

[] ALIGNS INTERESTS OF OWNERSHIP AND MANAGEMENT
   -MOST EFFICIENT WAY TO OWN/OPERATE HOTELS

[] BENEFICIAL INTERCOMPANY AGREEMENT PROMOTES SHARED GROWTH



[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

[]ORGANIZATIONAL STRUCTURE
-------------------------------------------------------------------------------


   9 MEMBER                   4 COMMON                 9 MEMBER
BOARD OF DIRECTORS            DIRECTORS                BOARD OF DIRECTORS


                    STEVE JORNS        STEVE JORNS
PAUL WHETSELL      VICE CHAIRMAN      VICE CHAIRMAN      PAUL WHETSELL
CHAIRMAN & C.E.O.    & C.O.O.           & C.O.O.       CHAIRMAN & C.E.O.


  BRUCE WILES                                           DAVID MCCASLIN
PRESIDENT & C.I.O.                                         PRESIDENT


JOHN EMERY                                                JIM CALDER
  C.F.O.                                                    C.F.O.



[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

[] STRATEGIC FRANCHISING
-------------------------------------------------------------------------------
PROFORMA

                                             21.8%
           [LOGO]       INDEPENDENTS
          WYNDHAM            6.2%
            4.2%                        [LOGO]
                                        HILTON *
     OTHER                                              12.5%
     BRANDS   4.2%                                [LOGO]
                                               ITT SHERATON*

       [LOGO]
      EMBASSY
       SUITES                                          [LOGO] Radisson.
         3.1%                                                8.3%

                              [PIE GRAPH]

          MARRIOTT
   ----------------------                                [LOGO]
   HOTELS RESORTS SUITES       [LOGO]                  DoubleTree
            11.5%             HOLIDAY
                                INN                         8.3%
                               10.4%

          [LOGO]
          WESTIN*
      HOTELS & RESORTS                          CROWNE PLAZA
                                                    5.2%
            4.2%


[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

               *INDICATES LARGEST FRANCHISE NATIONALLY

[] PROFORMA CAPITALIZATION
-------------------------------------------------------------------------------

MERISTAR HOSPITALITY                                   MERISTAR HOTELS &
    CORPORATION                                          RESORTS, INC.
   MARKET EQUITY                                         MARKET EQUITY
   $1.8 BILLION                                           $100 MILLION
      59%                                                     61%



               DEBT                                             DEBT
          $1.3 BILLION                                      $65 MILLION
               41%                                               39%



[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

MERISTAR HOSPITALITY
CORPORATION
MERISTAR HOTELS &

RESORTS, INC.

NOTE: BASED ON CLOSING SHARE PRICES 3/13/98

COST SAVINGS
-------------------------------------------------------------------------------

[] LOWER CORPORATE OVERHEAD

[] IMPROVED PURCHASING POWER

[] REDUCED INSURANCE COST

[] LOWER COST OF CAPITAL




[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

REIT GROWTH STRATEGIES
-------------------------------------------------------------------------------

[] ACQUIRE UNDER-PERFORMING,                 [] ENHANCE OPERATIONS
   FULL-SERVICE, FIRST-CLASS HOTELS              - STRENGTHEN MANAGEMENT
                                                 - REPOSITION
   -  LARGER, MORE UPSCALE, URBAN                - REBRAND
      PROPERTIES                                 - PURCHASING POWER
   -  RESORTS                                    - CROSS-MARKETING
   -  CONFERENCE CENTERS                         - REFURBISH
   -  LUXURY

[] ACQUISITION CANDIDATES
   - PORTFOLIOS
   - COMPANIES
   - BRANDS


[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

OPCO GROWTH STRATEGIES
-------------------------------------------------------------------------------

[] REIT MANAGEMENT CONTRACTS
[] THIRD PARTY MANAGEMENT CONTRACTS AND LEASES
[] RELATED COMPLEMENTARY BUSINESSES - E.G. TIMESHARE

[] STRATEGIC ALLIANCES
    - WINSTON HOTELS
    - PRIVATE CAPITAL GROUPS

[] IMPROVED PROPERTY RESULTS
    - STRENGTHENED MANAGEMENT                - REBRAND
    - REFURBISH                              - PURCHASING POWER
    - CROSS-MARKETING                        - REPOSITION



[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION

[LOGO]                                            [LOGO]
AMERICAN                                          CAPSTAR HOTEL
GENERAL                                           COMPANY
HOSPITALITY
CORPORATION